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                                                                   Exhibit 10.17

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                SUPPLY AGREEMENT

      THIS SUPPLY AGREEMENT (the "Agreement") dated as of October 26, 2004, by and between B. BRAUN MEDIZINTECHNOLOGIE GMBH, a corporation organized under the laws of Germany having offices at Schwarzenberger Weg 73-79, 34212 Melsungen, Germany, ("B. Braun") and NxStage Medical, Inc., a Delaware corporation, having offices at 439 South Union Street, 5th Floor, Lawrence, Massachusetts, USA ("Company").

                                   BACKGROUND

      Company desires to purchase from B. Braun, and B. Braun desires to supply Company with, the products described herein, under and subject to the terms and conditions set forth in this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements provided herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. When used in this Agreement, capitalized terms, including their plural form, shall have the following meanings:

      1.1 "Agreement" means this Agreement and all appendixes, exhibits and schedules hereto, and all modifications, amendments and supplements hereof.

      1.2 "Company Trademarks" means, collectively, the trademarks, the service marks and related intellectual property rights, which Company owns or has the right to use, as appropriate, all as more fully set forth on Appendix C attached hereto.

      1.3 "Contract Year" means each twelve (12) month period during the term of this Agreement, commencing on January 1, 2005 and each annual anniversary of this date, and ending one day prior to the commencement of the succeeding Contract Year.

      1.4 "Delivery Date" means the date on which the Products are delivered to a European seaport mutually acceptable to both parties.

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Technical Agreement between NxStage and BMT
Page 2

      1.5 "GMP" or "Good Manufacturing Practice" means the part of quality assurance which ensures that medicinal products are consistently produced and controlled to the quality standards appropriate to their intended use, as reflected in the pharmaceutical and medical device industry standards for the European Union and the FDA in the USA and the similar guidelines of any other recognized national regulatory body applicable to the Territory, as amended from time to time in force at the relevant time during the term of this Agreement.

      1.6 "Product" means, individually and collectively, the Products listed on Appendix A hereto, as further described in the Technical Agreement.

      1.7 "Specifications" means the Product Specifications included as part of the Technical Agreement.

      1.8 "Technical Agreement" means the Technical Agreement signed by the parties attached as Appendix B hereto, which includes the Product
Specifications, and hereby made a part of this Agreement, and any modifications, amendments and supplements thereof and thereto.

      1.9 "Territory" means Canada and the United States of America, including Puerto Rico and the U.S. Virgin Islands, but no other U.S. territories or possessions.

2. Manufacture and Supply of Product.

      2.1 During the term of this Agreement and any extension or renewal thereof, B. Braun shall manufacture and supply to Company and Company shall purchase from B. Braun on a non-exclusive basis the Products for sale in the Territory. Company shall not market, sell or distribute, directly or indirectly, any Products manufactured by B. Braun for Company outside the Territory or to any party for use outside the Territory. Company further agrees that all bicarbonate-based Products shall only be sold to customers within the Territory that are using the NxStage System One, or its successor product. All Products shall be manufactured and supplied to Company in accordance with GMP.

      2.2 Company shall submit binding purchase orders for Products not less than [**] prior to the requested Delivery Date for Products, together with a rolling non-binding forecast of orders of Products for the succeeding nine months. Each purchase order shall specify the name, Product number and quantities of each of the Products to be purchased, the desired Delivery Dates and shipping instructions. Orders placed for each type of Product shall be in a minimum quantity of one batch per each requested Delivery Date as more specifically described in Appendix A. Delivered quantity for each item code will be +/- [**]% of order quantity.

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Technical Agreement between NxStage and BMT
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      2.3   During each Contract Year hereunder, Company agrees to purchase the minimum number of units of Products as provided in Appendix A of this Agreement ("Minimum Purchase Requirement"). If the Agreement terminates prior to the full duration of any Contract year, then the Minimum Purchase Requirement will be pro-rated in proportion to the number of months in such Contract Year prior to termination. Company acknowledges that the Minimum Purchase Requirement is a material term of this Agreement and is a material inducement for B. Braun to grant the pricing and other terms of this Agreement as provided herein, and if Company fails to achieve the Minimum Purchase Requirement in any Contract Year, or partial Contract Year, as the case may be, then Company will pay to B. Braun [**]% of the Average Product Price (as defined below) multiplied by the amount of the shortfall. For purposes hereof, "Average Product Price" shall mean the quotient of Company's gross purchases in a Contract Year divided by the total number of units of Products purchased by Company during the Contract Year.

      2.4 Company shall use all reasonable endeavors when placing purchase orders with B. Braun to ensure that purchase orders correspond to anticipated requirements set forth in the rolling forecasts delivered to B. Braun. B. Braun shall use all reasonable endeavors to accept purchase orders that are in line with rolling forecasts and that are not in excess of Maximum Order Quantities defined in Appendix A. B. Braun shall use all reasonable endeavors to satisfy purchase orders that are not in line with the rolling forecasts or Maximum Order Quantities on a date that shall be agreed between both companies. Company and B. Braun shall agree to monthly Maximum Order Quantities for the succeeding Contract Year at least 30 days prior to the end of the then-current Contract Year.

      2.5 In the event Company cancels any accepted purchase orders for Products, Company shall be responsible to pay B. Braun (a) the full price for the cancelled Products for which delivery is scheduled within the next [**], and
(b) the average gross margin (assumed for purposes of this Agreement to be [**]% of the pricing outlined in Appendix A) for the remainder of the Products covered by the order.

3. Product Specifications; Manufacturing Processes; Etc.

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Technical Agreement between NxStage and BMT
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      3.1   Company represents, warrants and agrees that the Specifications for the Products satisfy Company's requirements for its intended use of the Products. If at any time during the term of this Agreement, Company desires to modify the Specifications, Company shall have the right to modify or change the Specifications, subject to B. Braun's approval, which approval shall not be unreasonably withheld. Upon receipt by B. Braun of notice requesting a Specification change, B. Braun shall have the right (i) to adjust the price of the Product to reflect any actual and necessarily incurred changes in the cost of raw materials, direct labor and overhead that will result from such modification or change (provided that B. Braun has reasonable documentation of the basis for such change and provides the Company notice of such price change before accepting Company's order for the new Products), and (ii) to the extent necessary, extend the Delivery Dates for the Products. Following a change to Product Specifications, Company shall (a) purchase all Products made for Company that are in B. Braun's inventory (if such Products were made pursuant to accepted purchase orders) and (b) reimburse B. Braun for the cost of all raw materials and components purchased on behalf of Company, if such materials and components are unique to Company or cannot be used in the manufacture of products by B. Braun for other customers or in the manufacture of future Products for Company and if the quantities ordered of such materials and components are consistent with Company's forecasted demand for Products over the succeeding three-month period, and (c) reimburse all reasonable termination fees with its suppliers and reasonable administrative termination costs with respect thereto, if applicable, again to the extent the fees and costs relate to orders with suppliers that are consistent with Company's forecasted demand for Products over the succeeding three-month period.

      3.2 B. Braun shall have the right to modify or change the manufacturing procedures or practices used to make or assemble the Product; provided that, following such modification or change, the Product continues to meet the Specifications. B. Braun shall inform Company about such modification. Company shall not assert any right to the design of the Products in contravention of B. Braun's rights.

      3.3 At Company's request, B. Braun may from time to time furnish technical and design assistance, advice and information with respect to the Products, which assistance, advice and information is provided at no additional cost to Company and at Company's own risk. No agent, employee or other representative has the right to modify or expand B. Braun's warranty applicable to the Products or to make any representations other than those warranties and representations expressly provided in Section 6 of this Agreement, and if made, should not be relied upon by Company. Company is solely responsible for making its own independent determination whether the Products and the Specifications will suit its needs and intended uses (even if B. Braun is aware of Company's needs and intended uses), and Company acknowledges that it does not rely upon, and will not rely upon any representation or warranty of B. Braun, except for the express representations and warranties provided in this Agreement.

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Technical Agreement between NxStage and BMT
Page 5

      3.4 All Product provided by B. Braun will contain Company's labeling for sale to end user customers and/or distributors of Company. The labeling will contain a statement that the Product is "Manufactured for NxStage" and such other labeling as may be required by law. Company shall be responsible for all regulatory requirements relating to the labeling and sale of Products, and shall review and approve, and be solely responsible for all Product labels/labeling and instructions for use included with the Product. Any additional costs due to copy and artwork changes shall be borne by Company.

      3.5 Company hereby grants to B. Braun a non-exclusive, non-transferable, royalty-free license to use the Company Trademarks without alteration or modification solely with respect to B. Braun's labeling of the Products during the term of this Agreement and not for any other purpose. B. Braun acknowledges Company's ownership of or right to use the Company Trademarks. B. Braun further acknowledges that neither this Agreement nor the use by B. Braun of the Company Trademarks shall create any right, title or interest in or to the Company Trademarks by B. Braun. This Agreement is not intended to convey and does not convey to B. Braun the right to use any trademarks or service marks of Company other than the Company Trademarks for the use set forth herein. This license shall include the right of B. Braun to sublicense the Company Trademarks to any of B. Braun's suppliers of the Product or Product components for similar labeling purposes and under similar conditions.

      3.6 As of the date hereof, B. Braun has no actual knowledge of any issued U.S. third-party patents concerning the containers or flexible bags used in the Products or the procedures used in manufacturing the Products that would be infringed by selling or marketing the Products in the Territory. As of the date hereof, Company has no actual knowledge of any issued U.S. third-party patents concerning the dialysate formulations used in the Products that would be infringed by selling or marketing the Products in the Territory. If at any time during the term of this Agreement, a third-party U.S. or European (including especially German or Swiss) patent infringement or misappropriation of trade secret suit relating to any Product is (i) threatened against B. Braun or Company (and either B. Braun or Company, respectively, reasonably determines that such threat is credible) or (ii) filed against either B. Braun or Company, then B. Braun or Company, respectively, may cease supplying or purchasing, respectively, such Product (and only such Product) without any liability hereunder immediately upon providing written notice to the other party.

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Technical Agreement between NxStage and BMT
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4. Price and Payment.

      4.1 The price of the Products shall be as set forth in Appendix A hereto. The price for Products shall remain firm for the first Contract Year of this Agreement. At least [**] prior to the end of each Contract Year, the parties shall meet in person or by phone to negotiate new Product pricing to account for changes in Product volumes, process improvements, and other changes to direct manufacturing costs (provided that B. Braun has reasonable documentation of the basis for such change). If B. Braun and Company do not reach an agreement, following good faith negotiations, on the new Product pricing until the end of a Contract Year, the agreement may be terminated by either party by three (3) months written notice. Until said agreement on purchase pricing or said termination, the purchase price then existing will remain in effect.

      4.2 B. Braun shall bear all taxes based upon or measured by its net income. Any other tax, however denominated and howsoever measured, imposed upon the Products or upon its storage, inventory, sale, transportation, delivery, use or consumption shall be the responsibility of Company. Company shall provide B. Braun with all appropriate tax exemption certificates acceptable to the taxing authorities imposing such taxes, if Company desires not to make such payments.

      4.3 B. Braun shall invoice Company concurrently with any shipment of Products and Company shall make full payment to B. Braun, at the address specified on the invoice, no later than [**] days from the Delivery Date. Any amounts not paid within such [**] period shall accrue interest at the rate of [**] percent ([**]%) per month. If it becomes necessary for B. Braun to employ any agents or attorneys to collect any amounts due to it under this Agreement, the reasonable fees and costs of collection will be added to any amounts owed by Company hereunder.

      4.4 Title to the Products shall remain with B. Braun until the purchase price for such Products has been paid in full. As long as Company has not paid in full it is not permitted to deposit or assign the Products. Company may sell Products in the ordinary course of its business before payment has been made in full. Company herewith assigns to B. Braun all future rights and claims including all ancillary rights, including but not limited to customer bank guarantees, towards Company's customers resulting from the sales of Products for which the purchase price has not yet been paid in full. Upon request of B. Braun, and if Company is in payment default, Company shall be obligated to notify its customers holding Products to which B. Braun legally retains title hereunder of the assignment and to furnish B. Braun with all information required for collection of the claim and to provide B. Braun with all necessary documents. As long as B. Braun has no doubt about the Company's ability to pay, Company shall have no obligation to notify its customers of the assignment of title until [**] after receiving a notice of B. Braun mentioning the default and
B. Braun shall not contact such customers prior to the expiration of such 20 day period. As far as not otherwise stipulated by B. Braun, Company is entitled and obliged to collect the proceeds of Products resold, which proceeds shall, in the event the purchase price therefore has not yet been fully paid by Company, become ipso jure property of B. Braun, and which shall be held by Company separately from other means of payment for B. Braun's benefit until payment in full of the purchase price has been made. In case of any doubts, retention of title remains effective until Company proves that it has paid the purchase price for such Products in full. In the event a third party asserts a claim to Products in which

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Technical Agreement between NxStage and BMT
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B. Braun continues to retain title (by means of attachment or through a claim to proceeds, or otherwise), Company shall inform B. Braun without any delay and notify the third party making such a claim of B. Braun's rights under this Section.

5. Delivery.

      5.1 All shipments of Products shall be made F.O.B. mutually agreed European seaport. B. Braun will attempt to arrange shipments as nearly in accordance with the Delivery Dates set forth in a purchase order as its shipping facilities and manufacturing schedules permit. Risk of loss shall pass to Company upon delivery of the Products to the carrier at European seaport. Company shall be responsible for the cost of all freight, shipping and handling, and insurance in connection with all deliveries from the European seaport.

      5.2 Company shall have the obligation to inspect the Products for compliance concerning identity without undue delay. Notwithstanding the provisions of Section 4.3 hereof, Company shall not be required to accept or pay for any Product that fails to conform to the Specifications, provided that the claimed failure is not ascribable to wrong transport, handling or storage for which B. Braun is not responsible. Company shall perform such inspections without undue delay, but in any event within [**] days after receipt at Company's headquarters or another location designated by Company, and shall immediately notify B. Braun in writing if any Product fails to conform to the Specifications. In the event Company has inspected the Products within the aforementioned period and has notified B. Braun without undue delay of a failure and within the warranty period (6.1) and therefore rejects any Product shown and documented to be defective, B. Braun agrees to replace such Product at B. Braun's sole cost and expense (including freight charges) or, at B. Braun's option, reimburse Company the purchase price paid for such Product, plus the cost of freight paid by Company. The acceptance of the Products hereunder shall not be deemed a waiver by the Company of the Warranties set forth in Section 6 hereof.

6. Warranties.

      6.1 B. Braun represents and warrants to Company that, at the time of delivery, the Product delivered by B. Braun to Company under this Agreement is free from defects in material and workmanship, and in accordance with the applicable Specifications for such Product, as attached hereto as Appendix B. All warranties for Product shall continue for (agreed) Product shelf life. Company's sole remedy in the event of a breach by B. Braun of any of the warranties contained herein shall be at B. Braun's option, either the repair or replacement by B. Braun of the defective Product (along with the cost of freight) or the reimbursement to Company of the purchase price Company paid for such defective Product (plus the cost of freight paid by the Company for such Product). B. Braun's warranty, as provided herein shall be void if any repairs, changes through the manufacturing process, alterations or other work has been performed on such Product, or if the alleged defect is a result of abuse, misuse, improper maintenance, accident or the actions or inactions of any party other than B. Braun, or if the alleged defect or harm is caused by the use of the Product in a manner that diverges from its U.S. FDA approval or Canadian Ministry of Health approval, as applicable. The warranty set forth herein is conditioned upon the proper storage and use of the Product. The warranty furnished hereunder does not extend to damages to, or resulting in whole or in part from the use of, components, accessories, parts or supplies.

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Technical Agreement between NxStage and BMT
Page 8

      6.2 THE LIMITED WARRANTY SET FORTH IN SECTION 6 HEREOF IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY AND ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. B. BRAUN HEREBY DISCLAIMS LIABILITY FOR INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES FOR BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY AND ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE PRODUCTS. EXCEPT AS OTHERWISE PROVIDED UNDER SECTION 10, WITH RESPECT TO INDEMNIFICATION FOR THIRD PARTY CLAIMS, THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF ANY WARRANTY IS LIMITED TO THE REMEDIES PROVIDED IN THIS SECTION 6 AND
SECTION 5.2.

7. Regulatory Matters.

      7.1 Complaints. Company shall be responsible for interfacing with its customers regarding all Product complaints and inquiries and promptly passing all such information on to B. Braun, and Company shall be responsible for handling all complaints, inquiries and any federal or state adverse device experience reporting requirements related to the Products, including any related investigation and Product testing. B. Braun shall provide technical support for investigating any complaints. If B. Braun receives any information regarding adverse reactions or defects of the Products, B. Braun shall inform Company thereof. Each party shall reasonably cooperate with the other in sharing any information that may constitute an adverse experience or complaint related to the Products and shall designate a representative responsible for the exchange of such information.

      7.2 Recalls. Company shall have the right to reasonably declare any recall of, or field corrective action to, any Products supplied by B. Braun after consultation with B. Braun. Although Company shall in good faith consider
B. Braun's recommendations relating to potential Product recalls, the decision as to whether to declare a recall shall belong exclusively to Company. Notwithstanding the foregoing Company shall be obligated to declare a recall in the event B. Braun is convinced that specific Products might cause serious damage to a person. In the event of any such recall or field corrective action attributable to a breach of the warranties provided in Section 6 of this Agreement, B. Braun shall credit Company's account for the Products recovered and returned to it as a result of any recall (or destroyed at B. Braun's request). In all other cases, Company shall bear all costs of any recall and shall reimburse B. Braun for any of its reasonable out-of-pocket costs in connection therewith. B. Braun and Company shall reasonably cooperate with each other in the event of any recall of any Product

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Technical Agreement between NxStage and BMT
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      7.3   Inspections. In accordance with applicable laws and regulations governing regulatory inspections, and without waiving any rights and protections afforded under such laws and regulations, B. Braun shall permit authorized representatives of relevant regulatory authorities, including FDA, to audit and inspect B. Braun's Product manufacturing facilities. Either party hereto shall promptly notify the other of any governmental regulatory inspections of which it becomes aware in relation to the Product. B. Braun shall have primary responsibility for preparing any responses that relate to its premises or any of its obligations under this Agreement, which may be required by the authorities, and Company shall, upon request of B. Braun, make all reasonable endeavors to support B. Braun in preparing such responses. B. Braun shall advise Company of the findings of any such audits or inspections and B. Braun shall correct all deficiencies identified in the course of such audit or inspection relating to the manufacture of the Product.

      7.4 B. Braun shall be responsible for the archiving and retention of all relevant documentation fully in compliance with GMP.

      7.5 On request, Company and B. Braun shall provide to each other all available regulatory registration documentation and supporting data (including, without limitation, 510(k) and CE mark filings) necessary for the registration of Products in the Territory. The use of these documentation and data for registration purposes by either party shall not be deemed as a breach of confidentiality hereunder.

8. Compliance with Laws. B. Braun represents, warrants and covenants to Company that it shall, at all times, comply with all applicable laws, rules and regulations and standards applicable to manufacturing of the Products in Germany, as well as GMP, and Company represents, warrants and covenants to B. Braun that it shall, at all times, comply with all applicable laws, rules and regulations and standards applicable to the marketing, distribution and sale of the Products, including, without limitation the U.S. Food, Drug and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.

9. Insurance. Each party represents and warrants to the other that it is currently insured and covenant that at all times during the term of this Agreement it will maintain a comprehensive general liability insurance policy, including without limitation, product liability insurance, which (i) is sufficient to adequately protect against the risks associated with its ongoing business, including the risks which might possibly arise in connection with the transactions contemplated by this Agreement, and (ii) shall not be terminated or canceled without giving the other party thirty (30) days' prior written notice. From time to time upon the request of a party, the other party shall provide to such party a certificate of insurance evidencing that such insurance coverage is in full force and effect. This Section 9 shall survive termination for a period of six (6) years.

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Technical Agreement between NxStage and BMT
Page 10

10 Indemnification.

      10.1 B. Braun hereby indemnifies and agrees to defend and hold Company, its officers, directors, agents and employees and their successors and assigns (individually and collectively, "Company Parties") harmless from and against any and all damages, liabilities, penalties, losses or expenses including, without limitation, reasonable legal fees (collectively, a "Loss" or, the "Losses"), arising out of or relating to any claims, actions, demands or proceedings asserted by a third party (collectively, a "Claim") to the extent such Claim results from or arises out of B. Braun's breach of any warranty, representation or agreement of B. Braun in this Agreement, to the extent such Claim could have been, but need not have been, brought against B. Braun.

      10.2 Company hereby indemnifies and agrees to defend and hold B. Braun, its officers, directors, agents and employees and their successors and assigns (individually and collectively, "B. Braun Parties") harmless from and against any and all Losses arising out of or relating to any third party Claim to the extent such Claim results from or arises out of Company's breach of any warranty, representation or agreement of Company in this Agreement, to the extent such third party Claim could have been, but need not have been, brought against Company.

      10.3 Upon receiving notice of any third party Claim under this Section 10, the indemnified party shall notify the indemnifying party in writing within five (5) business days following receipt of the notice; provided, however, that the right of an indemnified party to be indemnified hereunder in respect of claims made by a third party shall not be adversely affected by a failure to give such notice, unless, and then only to the extent that an indemnified party is materially prejudiced thereby.

      10.4 The indemnifying party shall undertake and control the defense thereof by reputable counsel chosen by it, subject to the approval of the indemnified party, which consent shall not be unreasonably withheld. The indemnified party shall be entitled to join any defense of a claim at its sole cost and expense. If any claim is asserted and the indemnifying party fails to contest and defend such claim within a reasonable period of time after the indemnified party's notice is given, then the indemnified party may take such reasonable action in connection therewith as the indemnified party deems necessary or desirable, including controlling the defense of such claim, subject to the provisions of subsection 10.5 below, and retaining counsel of its own choosing with the reasonable costs and expenses of such defense being borne by the indemnifying party. The reimbursement for all reasonable costs and expenses incurred by an indemnified party pursuant to this subsection 10.4 shall be paid as and when incurred within thirty (30) days after receipt of an invoice therefore.

      10.5 If requested by the indemnifying party, the indemnified party agrees to cooperate with the indemnifying party and its counsel. The indemnified party shall not settle or compromise such claim without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld. At the request of the indemnifying party, the indemnified party shall settle a claim; provided, however, that (i) such settlement involves only the payment of monetary damages and no injunctive relief binding on the indemnified party, and such monetary damages are paid by the indemnifying party, (ii) the indemnified party does not admit any liability, and (iii) the indemnified party is released from all further liability with respect to such claim.

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Technical Agreement between NxStage and BMT
Page 11

      10.6 The obligations of this Section 10 shall survive any termination or expiration of this Agreement and shall not terminate until after the expiration of all applicable statutes of limitation that could apply to any actions, claims, proceedings or demands that could be asserted by a third party.

11. Term; Termination; Default & Remedies.

      11.1 This Agreement shall commence on the date set forth above and shall continue until December 31, 2009, unless sooner terminated in accordance with the provisions hereof. Thereafter, the Agreement shall continue for an indefinite period. Either party may terminate the Agreement with 12-months prior written notice of its intent to terminate the Agreement, though at the earliest with effect to December 31, 2009.

      11.2 Either party may terminate this Agreement, effective upon delivery of a termination notice, if the other party (i) files in any court pursuant to any statute of the United States or of any individual state, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or at the appointment of a receiver or trustee of the party of its assets, (ii) is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after filing thereof, (iii) is a party to any dissolution or liquidation, (iv) makes an assignment for the benefit of creditors, or (v) discontinues its operations for any reason whatsoever.

      11.3 Either party may terminate the Agreement effective twelve (12) months after giving notice in the event of a change in the legal or beneficial ownership in the other party if a competitor of Company or the B. Braun Group holds the majority of the stock/shares of, or otherwise controls, the other party.

      11.4 In addition to all other rights granted to the parties hereunder, either party may terminate this Agreement effective thirty (30) days after giving notice of intent to terminate, if the other party fails or neglects to perform any material covenant or provision of this Agreement, and such default is not materially cured within [**] after receiving written notice with respect to such default. In addition to, and notwithstanding the foregoing, if Company fails to make any payment when due as provided in this Agreement or if Company becomes insolvent or bankrupt, B. Braun, at its option and without prejudice to its other rights and remedies herein or at law or equity, may withhold further shipment of Product until all legally overdue balances are made current, and may require payment for future orders prior to delivery thereof for a commercially reasonable period of time.

      11.5 Termination of this Agreement shall not relieve either party from its duty to discharge all obligations accruing prior to such termination, including parties' obligations pursuant to any purchase order outstanding on the date of such termination and for payment for all raw materials and components purchased on behalf of Company, if such materials and components are unique to Company or cannot be used in the manufacture of products by B. Braun for other customers, and if the quantities ordered of such materials and components are consistent with Company's forecasted demand for Products over the succeeding three-month period.

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Technical Agreement between NxStage and BMT
Page 12

      11.6 Upon termination of this Agreement for any reason whatsoever, (i) Company shall return to B. Braun all B. Braun confidential information and documents relating to or containing B. Braun confidential information, together with all copies made thereof and extracts made therefrom, and (ii) B. Braun shall return to Company all Company confidential information and documents relating to or containing Company confidential information, together with all copies made thereof and extracts made therefrom; provided that the parties shall be entitled to retain one copy of the Confidential Information in their legal department files for the purpose of insuring compliance with their obligations under Sections 7, 8 and 15.1 and complying with any applicable governmental rules and regulations.

12. Limitation of Liability. The total liability of B. Braun arising from this Agreement or the Products is limited to US$ two million five hundred thousand (US Dollar 2,500,000). This limitation does not apply in the event B. Braun acts with gross negligence or willful misconduct. In no event, regardless of any claim or action, whether brought in contract, tort (including without limitation, negligence), warranty or otherwise, shall B. Braun or Company be liable for any indirect, special, punitive, incidental or consequential damages from any cause whatsoever, regardless if any remedy herein fails, including without limitation, damages for loss of profits, loss of enterprise valuation or opportunity and cost of substitute products or services.

13. Intellectual Property. Except as expressly provided herein, neither party shall be deemed to have granted to the other party any right to any patents or other intellectual property owned, licensed or controlled by a party. All intellectual property rights which may arise in any documents, drawings, items, designs, processes, software or any other thing developed jointly by B. Braun or any of its employees or agents and the Company or any of its employees or agents in performance of this Agreement shall be held jointly by the parties, unless otherwise agreed in writing between the parties. All intellectual property which may arise in any documents, drawings, items, designs, processes, software or any other thing developed solely by B. Braun or any of its employees or agents or Company or any of its employees or agents shall be the sole and exclusive property of B. Braun or Company, respectively.

14. Force Majeure.

      14.1 If B. Braun becomes unable to perform any of its obligations hereunder, in whole or in part, by reason of an event of Force Majeure (as defined below), such failure of performance shall be excused during the continuance of and to the extent of such Force Majeure event; provided that if as a consequence of any such Force Majeure the total demands for the Products cannot be supplied by B. Braun, B. Braun will allocate its available supply to its customers on such basis as B. Braun may deem fair and practicable, without liability for any failure to perform this Agreement. B. Braun will promptly notify Company of any occurrence of an event of Force Majeure and of the termination thereof. Company may terminate this Agreement in the event the Force Majeure event continues for more than [**].

Technical Agreement between NxStage and BMT
Page 13

      14.2 Force Majeure shall mean any cause beyond Company's, B. Braun's or its supplier's or subcontractor's reasonable control, such as acts of God, delays caused by shortage of raw materials, manufacturing problems, delivery or labor problems, shortages in energy supply or interruption in transportation, acts of government, regulatory agencies or judicial bodies, civil or military authorities, fires, strikes, floods, wars, riots and other causes of a similar nature.

15. Miscellaneous Terms and Conditions.

      15.1 Confidentiality. Each party agrees to hold in confidence and refrain from using, distributing, disseminating or disclosing to others any information of the other party, including without limitation business and Product information and the terms of this Agreement, that is disclosed between the parties during the term of this Agreement or pursuant hereto, or from making or causing to be made, or selling or distributing, any product embodying confidential information, other than pursuant to this Agreement. The restrictions set forth in the preceding sentence shall not apply to confidential information that a receiving party proves: (a) was, at the time of disclosure hereunder, in the public domain or becomes at a later date reasonably available to the public through no fault of the recipient; (b) was in the possession of recipient prior to disclosure hereunder, as evidenced by recipient's written or tangible evidence; (c) was disclosed to recipient by a third party that has an independent right to disclose the information; (d) was independently developed by recipient as evidenced by competent proof, or (e) was required to be disclosed by judicial order, statute or governmental regulation, provided that the disclosing party is given, where feasible, reasonable prior written notice of any such required disclosure and the opportunity to seek to limit such disclosure or otherwise to preserve its confidential nature. This Section shall survive termination of this Agreement and any extension thereof, for a period of [**].

      15.2 Independent Contractors. The parties hereto shall be deemed to have the status of independent contractors, and shall have the relationship of buyer and seller. Nothing in this Agreement shall be deemed to place the parties in the relationship of partners, principal-agent or joint venturers, etc. Neither party shall be deemed to be an agent or representative of the other party, and neither party shall have any right or authority to create or assume any obligation or to bind the other party in any manner whatsoever.

      15.3 Assignment. Neither party shall assign this Agreement or their rights hereunder without the prior written consent of the other party; provided that this Section shall not apply to an assignment by either party to an affiliated company. This Agreement shall inure to the benefit of, and be binding upon, the permitted assigns of the parties hereto, and their respective successors, including any purchaser of their respective businesses through merger, sale of stock, assets, business line, or otherwise.

      15.4 Notices. Any notice or request required or permitted to be given under or in connection with this Agreement shall be in writing and shall be deemed given only if delivered personally, sent by fax, by registered or certified mail, return receipt requested, or by overnight delivery service to the applicable address set forth above or such other address as a party may have specified in a notice duly given to the other party as provided herein.

Technical Agreement between NxStage and BMT
Page 14

      15.5 Entire Agreement; Amendment; Waiver; Etc. This Agreement, including the Appendixes attached hereto (and any future addenda referencing this Agreement) contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior proposals and agreements between the parties, whether oral or written, and there are no other promises or representations relating to the subject matter hereof that is not incorporated herein. No addition to, amendment of, or waiver or modification of, any provision of this Agreement shall be binding unless in writing and signed by a duly authorized representative of each party. Without limiting the generality of the foregoing, no modification or amendment shall be effected by, or result from, the receipt, acceptance, signing or acknowledgment of any party's purchase orders, order acknowledgments, invoices, shipping documents or other business forms containing terms or conditions in addition to, or different from, the terms and conditions set forth in this Agreement. Such documentation is permitted only as a convenience to the parties, and all such purchase orders and other documentation shall be governed and superceded by the terms and conditions of this Agreement. Any failure by either party to enforce any of their respective rights herein shall not be deemed a waiver of such rights, and it may, from time to time, and at its option, enforce any of its rights hereunder, notwithstanding any course of dealing or performance. Notwithstanding the termination of this Agreement, the provisions of Sections 3.1, 3.6, 4.3, 6, 7, 8, 9, 10, 11.5, 11.6, 12, 13 and 15 of this Agreement shall survive the termination of this Agreement in accordance with their terms.

      15.6 Technical Agreement. The detailed instructions in the Technical Agreement attached as Appendix B shall control the way in which the parties shall perform. To the extent that any provision of the Technical Agreement is in conflict with the terms of this Agreement, the terms of the Technical Agreement shall control.

      15.7 Binding Obligation. Each party represents and warrants that (i) it has the right to enter into this Agreement and to perform all of its obligations hereunder, and (ii) this Agreement, when executed and delivered, will be a legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms.

      15.8 Severability. The provisions of this Agreement shall be severable from each other and from the rest of this Agreement, and in the event that any portion of this Agreement shall be held invalid, void, unenforceable, or ineffective by a court of competent jurisdiction, the remaining portions thereof shall remain in full force and effect. If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith, and shall be deemed to be modified to conform with such statute or rule of law and as far as possible economically corresponds with the invalid provision.

      15.9  Governing Law and Dispute Resolution.

            (a) This Agreement (and any dispute, controversy, proceeding, or claim of whatever nature arising out of or in any way relating to this Agreement or its formation) shall be governed by and interpreted in accordance with Swiss substantive laws, excluding conflicts of law provisions. The parties hereto expressly reject the application of the United Nations Convention on Contracts for the International Sale of Goods.

Technical Agreement between NxStage and BMT
Page 15

            (b) In the event of any dispute, claim or controversy (a "Claim") arising out of or relating to this Agreement or the purchase of Products hereunder, the parties agree to make a good faith attempt to negotiate an amicable resolution to any and all such Claims. Sole venue shall be Zurich, Switzerland. Language of the proceeding shall be English.

      15.10 Heading. The Headings in this Agreement are included for ease of reference only and shall have no legal effect.

      15.11 Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be one and the same Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth above.

B. BRAUN Medizintechnologie GmbH                   NXSTAGE MEDICAL, INC.

By: /s/ M. Juchem                                  By: /s/ Jeffrey H. Burbank
    ------------------------------------------         -------------------------
    Name:  Dr. M. Juchem                               Name:  Jeffrey H. Burbank
    Title: VP Marketing & Development Dialysis         Title: President & CEO

B. BRAUN Medizintechnologie GmbH                   NXSTAGE MEDICAL, INC.

By: /s/ W. Feller                                  By: _________________________
    ------------------------------------------
    Name:  Dr. W. Feller                               Name:
    Title: President                                   Title:

Technical Agreement between NxStage and BMT
Page 16

                                   APPENDIX A

                             PRODUCT LIST AND PRICES

                                                     Maximum
                                   Annual min.       Order*
                                     Purchase     Quantity Per  Price per Bag* FOB
Product Description  Batch Size   Requirement**      Month       Glandorf, Germany
-------------------  ----------   --------------  ------------  ------------------
[**] (See Technical   [**] bags   [**] bags (all    [**] bags        EURO [**]
Agreement for                        Product
specific Product                  purchases are
numbers)                          counted toward
                                   this number
[**] (See Technical   [**] bags    collectively)    [**]             [**] bags
Agreement for                                                        [**] EURO
specific Product
numbers)                                                             [**] bags
                                                                     [**] EURO

                                                                     [**] bags
                                                                     [**] EURO

* To be reset for the following Contract Year at least [**] prior to the expiration of the then-current Contract Year, by mutual agreement of the parties, subject to the limitation herein.

** Company's total Product orders shall be considered in the aggregate when determining whether minimum Purchase Requirements have been met. [**] bags assumes not more than [**] different Product numbers. Should more than [**] Product numbers be required, minimum purchase requirements shall be renegotiated.

*** NxStage shall pay for Products based on the volume of Products purchased during the entire Contract Year. Volume discounts apply to all Product purchases during the Contract Year, not just volumes purchased after the above volume thresholds are met. At the end of the year, B. Braun shall recalculate pricing for the Contract Year, and either credit or invoice NxStage for any difference to reflect discrepancies between the price charged and the pricing to which NxStage was entitled over the Contract Year due to actual volumes purchased.

Technical Agreement between NxStage and BMT
Page 17

[**][**] solutions

          mEq/l
          --------------
[**]      [**]      [**]
[**]      [**]      [**]
[**]      [**]      [**]
[**]      [**]      [**]
[**]      [**]      [**]
[**]      [**]      [**]

          [**]
[**]      [**]      [**]

[**] solutions

          mEq/l
          --------------
[**]      [**]      [**]
[**]      [**]      [**]
[**]      [**]      [**]
[**]      [**]      [**]

[**]      [**]      [**]
[**]      [**]      [**]
          [**]
[**]      [**]      [**]

Product List Lactate Buffered Solutions

NxStage Product code  Product Name  B. Braun Product code
--------------------  ------------  ---------------------
RFP 200                             1081
RFP 206                             1086
RFP 208

Product List Bicarbonate Buffered Solutions

NxStage Product code  Product Name  B. Braun Product code
--------------------  ------------  ---------------------
RFP 400

                                   APPENDIX B

                               TECHNICAL AGREEMENT

Technical Agreement between NxStage and BMT
Page 19

                               TECHNICAL AGREEMENT

THIS TECHNICAL AGREEMENT (this "Agreement") is made on January 24, 2003

BETWEEN:

1. NXSTAGE MEDICAL Inc., whose principal place of business is at 439 S. Union Street, Lawrence, MA 01843, United States of America (NxStage) and

2. B. BRAUN MEDIZINTECHNOLOGIE GmbH site Glandorf, located at Kattenvenner Strasse 32, 49219 Glandorf, Germany ("BMT"), as a subsidiary of B. BRAUN MEDIZINTECHNOLOGIE GmbH, whose principal place of business is at Schwarzenberger Weg 73-79, 34212 Melsungen, Germany

WHEREAS:

      1. Both BMT and NxStage hold current manufacturing licenses, which enable them to manufacture the medical devices listed in Appendix 1.

      2. This Agreement sets forth manufacturing, quality control and product release procedures to be followed for the purpose of ensuring compliance with medical device laws, rules, regulations and guidelines.

OPERATIVE PROVISIONS:

1. Definitions and Applicability

      1.1 This Agreement applies to supply arrangements pursuant to which BMT manufactures medical devices in the capacity of contract manufacturer for NxStage in the capacity of final manufacturer in accordance with the Supply Agreement to be entered into between BMT and NxStage.

      1.2 This Agreement shall form an appendix of the Supply Agreement to be concluded between NxStage and BMT and shall remain in force as long as the Supply Agreement.

      1.3 The term "Products" and other terms and expressions defined in the Supply Agreement shall have the same meanings when used herein as therein.

2. Appendices

            The following documents are appended to, and shall form an integral part of, this Agreement:

      List of Products and Product Codes                            Appendix 1

Technical Agreement between NxStage and BMT
Page 20

      NxStage Product Specifications                                Appendix 2
      BMT Test Specifications                                       Appendix 3
      Qualified Persons and Emergency Contact Numbers               Appendix 4

3. General

      3.1   BMT shall:

            (a) manufacture, test, package and label the Products on behalf of NxStage at its premises in accordance with:

the product specifications provided by NxStage and detailed in Appendix 2 hereto;

the test specifications provided by BMT and approved by NxStage and detailed in Appendix 3 hereto;

            (b) provide and maintain clean and safe storage of the Products until their dispatch from BMT.

Technical Agreement between NxStage and BMT
Page 21

      3.2 In the manufacture of the Products, BMT shall utilize all know how available to it, taking into account the current state of the scientific and technological art, and shall comply with all applicable legal requirements, rules, regulations and guidelines of the Federal Republic of Germany and the European Community, including Directive 93/42 EEC concerning medical devices and 21 CFR Part 820 FDA Current Good Manufacturing Practices.

      3.3 The party which provides documentation hereunder shall be responsible for the proper quality of such documentation and for compliance of the documentation with all applicable laws, rules, regulations and guidelines referred to in clause 3.2.

      3.4 NxStage shall ensure that the manufacturing and test specifications conform to all requirements contained in the pursuant marketing authorization documentation.

      3.5 NxStage shall ensure that this Agreement and the Appendices hereto conform to regulatory requirements in all countries where the Products are sold and that any change in such requirements are notified to BMT and reflected in appropriate amendments.

      3.6 BMT shall on a regular basis perform internal audits and inspections in accordance with the demands of EN/ISO 9001, EN/ISO 46001, and 21 CFR Part 820 FDA Current Good Manufacturing Practices concerning medical devices and shall promptly remedy any deficiencies found during such audits and inspections.

      3.7 Subject to the Confidentiality sections of the Supply Agreement to be entered between NxStage and BMT, NxStage may perform audits and inspections of BMT's facilities, processes and procedures as far as these are involved in the manufacturing and testing of the Products.

4. Qualified Person

      4.1 Each party shall appoint a Qualified Person who shall be responsible for performing, or supervising and ensuring the performance of, as appropriate, such party's duties and tasks under this Agreement.

      4.2 Promptly after the signature of this Agreement, each party shall notify the other of the particulars of its Qualified Person (name, postal and e-mail address, telephone and telecopier nos.).

5. Starting and Packaging Materials

            BMT shall use starting and packaging materials and suppliers thereof specified in the materials specifications for the Products. BMT shall perform quality control of all starting materials to ensure that they conform to the starting materials specifications and shall be responsible for the proper condition and quality of materials.

Technical Agreement between NxStage and BMT
Page 22

6. Batch Size and Designation

      6.1 Minimum batch size shall be 3000 liters and maximum batch size shall be 17000 liters with standard batch sizes 5000 liters, 10000 liters and 15000 liters.

      6.2 BMT shall designate a number for each batch of Product. Such number shall be used on all documentation relating to the particular batch.

7. Batch Documentation

      7.1 BMT shall prepare for each batch of Product a manufacturing protocol which shall contain at least the following details:

            (a)   [**]

            (b)   [**]

            (c)   [**]

            (d)   [**]

            (e)   [**]

            (f)   [**]

            (g)   [**]

            (h)   [**]

            (i)   [**]

            (j)   [**]

Technical Agreement between NxStage and BMT
Page 23

      7.2 The manufacturing protocol may refer to other documentation regarding individual data.

      7.3 In the event there occurs any significant deviation from specified or validated data or processes in the manufacture of the Products, such deviating data or process shall be fully explained and documented by BMT in an attachment, entitled "Remarks", to the manufacturing protocol and be promptly forwarded to NxStage. Any deviation shall be justified and approved by BMT's Qualified Person and consented by NxStage prior to batch release, which consent shall not be unreasonably withheld.

      7.4 At request, BMT shall promptly furnish NxStage with copies of full batch documentation. BMT shall retain original documentation for regulatory inspection compliance and shall make the documentation available for inspection by the competent regulatory authorities and NxStage.

8. Quality Control and Test Protocol

      8.1 BMT shall perform in-process testing and finished product quality control in accordance with the manufacturing and test specifications. BMT will inform NxStage when in its opinion the test specifications and test methods used are no longer in accordance with the state of the scientific and technological art and no longer suitable for assessment of the quality of the Product.

      8.2 BMT shall record the results of tests and quality control measures in a test protocol.

9. Release of Product

      9.1 If (i) the tests and other quality control measures have shown that the batch of Product meets the required quality and are in compliance with the product specifications, (ii) the manufacturing and test protocols have been duly signed, and (iii) the batch file has been approved by BMT's Qualified Person, BMT shall release the batch for delivery and shall furnish NxStage with a certificate of analysis, as signed by BMT's Qualified Person.

            For handling of deviations from specified processes in the manufacture or testing of the Products refer to clause 7.3 of this Agreement.

Technical Agreement between NxStage and BMT
Page 24

      9.2 NxStage shall be responsible for release of the Product for commercial sale (final release).

10. Bag Print, Instructions for Use, Carton label

      10.1 NxStage shall be responsible that bag prints, instructions for use and carton labels are in accordance with the marketing authorization and all other applicable regulations.

      10.2 NxStage shall provide BMT with the artwork necessary to prepare the printing plates for the Product. Contact prints shall be approved by NxStage before BMT uses the plates for manufacture of the Product.

11. Sample Retention

            BMT shall retain two samples (single units) of each batch of Product until one year after the expiry of the Product.

12. Complaints and Recalls

      12.1 NxStage shall be responsible for initial handling of customer complaints relating to the Products and shall give prompt written notice to BMT of the same. BMT shall then take prompt action to make such internal investigations as are called for in the circumstances and report its findings to NxStage.

      12.2 NxStage shall be responsible for initiating any recall action involving the Products and shall keep BMT appropriately informed of the same.

      12.3  Emergency contact numbers are set out in Appendix 4.

13. Changes and Amendments

      13.1 BMT may not relocate the manufacture or testing of the Products from its premises without NxStage's prior written consent.

      13.2 BMT may not without NxStage's prior written consent make any change in processes, equipment or facilities which may adversely affect the quality of the Products. Without limiting the foregoing, BMT may not make any change to the Product specification without NxStage's prior written consent.

      13.3 Any amendment to this Agreement or to any Appendix hereto shall be made in writing and be agreed to and duly signed on behalf of both parties. Neither party may refuse to accept any amendment required to comply with laws, rules and regulations or requests by regulatory authorities.

IN WITNESS WHEREOF, this Agreement has been duly executed in duplicate as of the date first above written.

NXSTAGE MEDICAL Inc.


By: /s/ Jeffrey H. Burbank
    ----------------------------
Name:  Jeffrey H. Burbank
Title: President & CEO

B. BRAUN MEDIZINTECHNOLOGIE GmbH

By: /s/ Uwe Mau                       /s/  B.Gelleri          /s/ J.Windisch
    ----------------------------      ----------------        --------------
Name:  Uwe Mau                        Dr. B. Gelleri          J. Windisch
Title: QA                             QC Manager              Production Manager

Appendix 1

to Technical Agreement between

NXSTAGE MEDICAL Inc. and
B. BRAUN  MEDIZINTECHNOLOGIE GmbH

List of Products and Product Codes

Lactate Buffered Solutions

Product name        NxStage product code  BMT product code
------------------  --------------------  ----------------
Premixed Dialysate        RFP-200               1081
Premixed Dialysate        RFP-206               1086
Premixed Dialysate        RFP-208               1087

Bicarbonate Buffered Solutions

Product name                   NxStage product code  BMT product code
-----------------------------  --------------------  ----------------
Pureflow Solution Bicarbonate        RFP 400               4234

Appendix 2

to Technical Agreement between

NXSTAGE MEDICAL Inc. and
B. BRAUN MEDIZINTECHNOLOGIE GmbH

NxStage Product Specifications

LACTATE BUFFERED SOLUTIONS

     DOCUMENT TYPE                 TITLE                       DOCUMENT NO.   REVISION
----------------------   -----------------------------------   ------------   ---------
Assembly Specification   Premixed Dialysate, 4500ml, Germany      RFP-200      Rev A

Assembly Specification   Premixed Dialysate, 4500ml, Made in      RFP-206      Rev A
                         Germany, Lactate 40

Assembly Specification   Premixed Dialysate, 4500ml, Made in      RFP-208      Rev A
                         Germany, Lactate 45

BICARBONATE BUFFERED SOLUTIONS

    DOCUMENT TYPE                    TITLE                     DOCUMENT NO.   REVISION
----------------------   -----------------------------------   ------------   ---------
Assembly Specification   Pureflow Solution - Bicarbonate,        RFP-400        Rev 1
                         5000ml, Germany

NXSTAGE                         Assembly Specification            RFP-200
                         PREMIXED DIALYSATE, 4500ML, GERMANY        Rev A
                                                               Page 1 of 3

                                BILL OF MATERIALS
                     (Label Contents controlled by NxStage)

PART NUMBER             DESCRIPTION
-------------------    ------------
NxStage Controlled:
     NC0155                [**]
     NC0156                [**]
     NC0130                [**]
B. Braun Controlled:
   PMS-754320              [**]
     653191                [**]
     602005                [**]
     613256                [**]
     613217
     640280                [**]

           CHEMICAL COMPOSITION

           Eq/l  mmol/l  Tolerance
           ----  ------  ---------
[**]       [**]   [**]     [**]
[**]       [**]   [**]     [**]
[**]       [**]   [**]     [**]
[**]       [**]   [**]     [**]
[**]       [**]   [**]     [**]
[**]       [**]   [**]     [**]
[**]       [**]   [**]     [**]

        CHEMICAL COMPOSITION

           g/l
[**]       [**]
[**]       [**]
[**]       [**]
[**]       [**]
[**]       [**]
[**]       [**]


      Osmolarity        [**]
      pH                [**]

                                  CONFIDENTIAL
 THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

NXSTAGE           Assembly Specification            RFP-200
           PREMIXED DIALYSATE, 4500ML, GERMANY        Rev A
                                                 Page 2 of 3

      B. Braun Product Part Number: 1081
      B. Braun Finished Product Specification Document Number:
      FPS-05-310, rev B

CONTAINER MATERIALS - FLUID CONTACTING:

COMPONENT    SUPPLIER   MATERIAL
---------    --------   --------
Film          [**]      PVC 9006
                        PVC 3256

Tubing        [**]      PVC 9006
                        PVC 3274

Connectors    [**]      Lexan 164R
                        Makrolon 2858

GENERAL SPECIFICATIONS:

#      ATTRIBUTE         REQUIREMENT
-----  ----------------  -----------
1      Container              [**]
2      Connectors             [**]
3      Ingredients            [**]
4      Shelf-life             [**]
5      Appearance             [**]
6      Particulate            [**]
7      Aluminum               [**]
8      Sterility              [**]
9      Endotoxins             [**]
10     Biocompatibility       [**]
11     Labeling               [**]

SUPPLIER

B. Braun Medizintechnologie GmbH
Kattenvenner Strasse 32
D-49219 Glandorf
Germany

RECORD OF REVISIONS

REVISION  DCO NO.   DESCRIPTION OF CHANGES
--------  -------   ----------------------
  1       DCO01571  Initial Release

                                  CONFIDENTIAL
 THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

NXSTAGE           Assembly Specification          RFP-200
          PREMIXED DIALYSATE, 4500ML, GERMANY      Rev A
                                                Page 3 of 3

  A       ECO00792  Initial alpha release in preparation of manufacturing; Add additional bag materials that meet biocompatibility
                    requirements of SOP076 (see TR0505); update shelf life [**]
                    as B. Braun data supports [**] claim (see TR0496); Added B.
                    Braun packaging materials to BOM; update B. Braun name from
                    Schiwa to Medizintechnologie GmbH

                                  CONFIDENTIAL
THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

NXSTAGE                 Assembly Specification               RFP-400
          PUREFLOW SOLUTION - BICARBONATE, 5000ML, GERMANY    Rev 1
                                                             Page 1 of 4

                                BILL OF MATERIALS
                     (Label Contents controlled by NxStage)

PART NUMBER                               DESCRIPTION
-------------------  -----------------------------------------------------------
NxStage Controlled:
       NC0737        PureFlow Solution - Bicarbonate bag label, RFP-400, 5000ml,
                     Germany

       NC0738        PureFlow Solution - Bicarbonate carton label, RFP-400,
                     5000ml, Germany

       NC0736        PureFlow Solution - Bacarbonate IFU RFP-4XX

B. Braun Controlled:
See B. Braun Product Specification FPS-01-3352

                       CHEMICAL COMPOSITION - AFTER MIXING

          mEq/l  mmol/l  Tolerance
          -----  ------  ---------
[**]      [**]   [**]      [**]
[**]      [**]   [**]      [**]
[**]      [**]   [**]      [**]
[**]      [**]   [**]      [**]
[**]      [**]   [**]      [**]
[**]      [**]   [**]      [**]
                 [**]
[**]      [**]   [**]      [**]

                           CHEMICAL COMPOSITION - G/L
                           BICARBONATE SOLUTION 4445ML

           g/l
[**]      [**]
[**]      [**]
[**]      [**]

                                  CONFIDENTIAL
THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

NXSTAGE                 Assembly Specification               RFP-400
          PUREFLOW SOLUTION - BICARBONATE, 5000ML, GERMANY    Rev 1
                                                             Page 2 of 4

                           CHEMICAL COMPOSITION - G/L
                           ELECTROLYTE SOLUTION 555 ML

         g/l
[**]    [**]
[**]    [**]
[**]    [**]
[**]    [**]
[**]    [**]
[**]    [**]
[**]    [**]

      Osmolarity    [**]
      pH            [**]

B. Braun Finished Product Specification (as manufactured): FPS-01-3352, rev B
B. Braun Specification of the Ready-to-Use Solution (after mixing): FPS-01-3352, rev B

RAW MATERIAL SPECIFICATIONS:

RAW MATERIAL  PH. EUR. MONOGRAPH
  [**]             [**]
  [**]             [**]
  [**]             [**]
  [**]             [**]
  [**]             [**]
  [**]             [**]
  [**]             [**]
  [**]             [**]
  [**]             [**]

* [**]

                                  CONFIDENTIAL
THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

NXSTAGE                 Assembly Specification               RFP-400
          PUREFLOW SOLUTION - BICARBONATE, 5000ML, GERMANY    Rev 1
                                                             Page 3 of 4

CONTAINER MATERIALS:

COMPONENT  SUPPLIER  MATERIAL
---------  --------  --------
  [**]       [**]      [**]
  [**]       [**]      [**]
  [**]       [**]      [**]
  [**]       [**]      [**]
  [**]       [**]      [**]
  [**]       [**]      [**]

GENERAL SPECIFICATIONS:

#          ATTRIBUTE  REQUIREMENT
---------  ---------  -----------
1          [**]       [**]
2          [**]       [**]
3          [**]       [**]
4          [**]       [**]
5          [**]       [**]
6          [**]       [**]
7          [**]       [**]
8          [**]       [**]
9          [**]       [**]
10         [**]       [**]
10         [**]       [**]
11         [**]       [**]

SHIPPING INSTRUCTIONS:

Product to be palletized when shipped. Parcel shipments require an additional over carton with cushioning material to support the primary package.

SUPPLIER:

B. Braun Medizintechnologie GmbH
Kattenvenner Strasse 32
D-49219 Glandorf
Germany

RECORD OF REVISIONS

REVISION  DCO NO.  DESCRIPTION OF CHANGES
--------  -------  ----------------------
1         02214    Initial release


                                  CONFIDENTIAL
THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

NXSTAGE                 Assembly Specification               RFP-400
          PUREFLOW SOLUTION - BICARBONATE, 5000ML, GERMANY    Rev 1
                                                             Page 4 of 4

                                  CONFIDENTIAL
 THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

B.BRAUN         FINISHED PRODUCT  Document No:  FPS-05-310
MEDIZINTECHNIK

                SPECIFICATION          Page: 1 of 2

                    PREM. DIALYSATE RFP-200, NXSTAGE REF 1081

1   COMPOSITION

1000 ml solution contain:        concentration  mmol/l
    [**]                   [**]  [**]           [**]
    [**]                   [**]  [**]           [**]
    [**]                   [**]  [**]           [**]
    [**]                   [**]  [**]           [**]
    [**]                   [**]  [**]           [**]
    [**]                   [**]  [**]           [**]
    [**]                   [**]  [**]           [**]
    [**]                   [**]

2   DOSAGE FORM

    Solution for dialysis

3   IDENTITY

    The identity is given by each specific assay

4   TESTS

4.1 [**]     Requirement:     [**]
    [**]

4.2 [**]     Requirement:     [**]
    [**]
    [**]

4.3 [**]
    [**]     Limit:           [**]
    [**]                      [**]
                              [**]
4.4 [**]     Limit:
    [**]
                              [**]
4.5 [**]     Limit:
    [**]

                                  CONFIDENTIAL
 THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

B.BRAUN         FINISHED PRODUCT  Document No:  FPS-05-310
MEDIZINTECHNIK

                SPECIFICATION          Page: 2 of 2

4.6 [**]     Limit:           [**]
    [**]

4.7 [**]     Limit:
    [**]
                              [**]
4.8 [**]     Requirement:
    [**]

5.  [**]

5.1 [**]     Nominal:         [**]
    [**]     Limit:           [**]

5.2 [**]     Nominal:         [**]
    [**]     Limit:           [**]

5.3 [**]     Nominal:         [**]
    [**]     Limit:           [**]

5.4 [**]     Nominal:         [**]
    [**]     Limit:           [**]

5.5 [**]     Nominal:         [**]
    [**]     Limit:           [**]

5.6 [**]     Nominal:         [**]
    [**]     Limit:           [**]

5.7 [**]     Nominal:         [**]
    [**]     Limit:           [**]
    [**]

6   [**]     [**]

Prepared:  H. Bruns                  Date: 2003-01-13   Signature: H. Bruns
           Quality Control
Released:  Dr. B. Gelleri            Date: 2003-01-14   Signature: Dr. B. Gelleri
           Head of Quality Control

                                END OF DOCUMENT


                                  CONFIDENTIAL
 THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

B.BRAUN         FINISHED PRODUCT  Document No:  FPS-05-310
MEDIZINTECHNIK

                SPECIFICATION          Page: 2 of 2

                    PREM. DIALYSATE RFP-200, NXSTAGE REF 1081

                             INFORMATION OF REVISION

NO.        DATE                      KIND OF REVISION
-----   ----------   ---------------------------------------------------
 A      2002-11-01   First issue
 B      2003-01-15   Editorial change and new bacterial endotoxins limit
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________
_____   __________   ___________________________________________________

                                  CONFIDENTIAL
 THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

                                   Appendix 3

                         to Technical Agreement between

                            NXSTAGE MEDICAL Inc. and

                        B. BRAUN MEDIZINTECHNOLOGIE GmbH

                             BMT Test Specifications

LACTATE BUFFERED SOLUTIONS

         DOCUMENT TYPE                                TITLE                DOCUMENT NO. REVISION
------------------------------  -----------------------------------------  -----------  --------
Finished Product Specification  Prem. Dialysate RFP-200, NxStage Ref 1081  FPS-05-310      B
Finished Product Specification  Prem. Dialysate RFP-206, NxStage Ref 1086  FPS-05-312      A
Finished Product Specification  Prem. Dialysate RFP-208, NxStage Ref 1087  FPS-05-314      A

BICARBONATE BUFFERED SOLUTIONS

         DOCUMENT TYPE                                TITLE                DOCUMENT NO. REVISION
------------------------------  -----------------------------------------  -----------  --------
Finished Product Specification  2C-BIC-02                                  FPS-01-3352     B

                                  CONFIDENTIAL
 THIS DOCUMENT AND THE ATTACHED PAGES ARE THE PROPERTY OF NXSTAGE MEDICAL, INC. AND MAY NOT BE REPRODUCED WITHOUT THE WRITTEN PERMISSION OF THE MANAGEMENT OF
                             NXSTAGE MEDICAL, INC.

                                    2C-BIC-02

    LARGE CHAMBER (4445 ML)

1   COMPOSITION

    [**]                   [**]        [**]
    [**]          [**]     [**]        [**]
                           [**]        [**]
    [**]          [**]     [**]        [**]
    [**]          [**]

2   DOSAGE FORM
    [**]

3   IDENTITY

3.1 The identity is given by each specific assay

4   TESTS

4.1 [**]        Requirement:           [**]
    [**]

4.2 [**]        Requirement:           [**]
    [**]
    [**]

4.3 [**]
    [**]        Limit:                 [**]
    [**]                               [**]

4.4 [**]        Release specification: [**]
    [**]        Shelf life limit:      [**]

4.5 [**]        Release specification: [**]
    [**]        Shelf life limit:      [**]
    [**]

4.6 [**]        Limit:                 [**]
    [**]
    [**]

4.7 [**]        Limit:                 [**]
    [**]

4.8 [**]        Requirement:           [**]
    [**]
5.  [**]

5.1 [**]        Nominal:               [**]
    [**]        Limit:                 [**]
    [**].

5.2 [**]        Nominal:               [**]
    [**]        Limit:                 [**]
    [**]

5.3 [**]        Nominal:               [**]
    [**]        Limit:                 [**]
    [**]

    SMALL CHAMBER (555 ML)

1   COMPOSITION

1000 ml solution contain:        concentration  mmol/l

[**]                       [**]      [**]       [**]
[**]                       [**]      [**]       [**]
[**]                       [**]      [**]       [**]
[**]                       [**]      [**]       [**]
[**]                       [**]      [**]       [**]
[**]                       [**]      [**]       [**]
[**]                       [**]

2   DOSAGE FORM

    [**]

3   IDENTITY

3.1 The identity is given by each specific assay

4   TESTS

4.1 [**]     Requirement:            [**]
    [**]

4.2 [**]     Requirement:            [**]
    [**]
    [**]

4.3 [**]
    [**]     Limit:                  [**]
    [**]                             [**]

4.4 [**]     Limit:                  [**]
    [**]

4.5 [**]     Release specification:  [**]
    [**]     Shelf life limit:       [**]
    [**]

4.6 [**]     Limit:                  [**]
    [**]
    [**]

4.7 [**]     Limit:                  [**]
    [**]

4.8 [**]     Requirement:   [**]
    [**]

5   [**]

5.1 [**]     Nominal:       [**]
    [**]     Limit:         [**]
    [**]

Prepared:  H. Bruns                 Date: 2003-05-28  Signature: H. Bruns
           Quality Control
Released:  Dr. B. Gelleri           Date: 2003-05-29  Signature: Dr. B. Gelleri
           Head of Quality Control